UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 1, 2015

STAG INDUSTRIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-34907	27-3099608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, 23rd Floor

Boston, Massachusetts 02110

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code:  (617) 574-4777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 1, 2015:

•                  STAG Industrial, Inc., a Maryland corporation (the “Company”), and its operating partnership, STAG Industrial Operating Partnership, L.P., a Delaware limited partnership (the “Borrower”), entered into a note purchase agreement, dated as of December 1, 2015 (the “Purchase Agreement”), with the noteholders named therein, providing for the Borrower’s future issuance of $100 million of 3.98% senior unsecured notes, due January 5, 2023 (the “December 2015 Purchase Agreement”).

•                  The Company and the Borrower entered into a second amendment, dated as of December 1, 2015, to note purchase agreement, dated as of April 16, 2014, among the Company, the Borrower and the noteholders named therein, in respect of the Borrower’s outstanding $50 million of 4.98% senior unsecured notes, due October 1, 2024, and $50 million of 4.98% senior unsecured notes, due July 1, 2026 (the “Second Amendment to the April Purchase Agreement”).

•                  The Company and the Borrower entered into a first amendment, dated as of December 1, 2015, to note purchase agreement, dated as of December 18, 2014, among the Company, the Borrower and the noteholders named therein, in respect of the Borrower’s outstanding $80 million of 4.42% senior unsecured notes, due December 30, 2026, $100 million of 4.32% senior unsecured notes, due February 20, 2025, and $20 million of 4.42% senior unsecured notes, due February 20, 2027 (the “Amendment to the December 2014 Purchase Agreement”).

December 2015 Purchase Agreement

On December 1, 2015, the Company, as guarantor, and the Borrower, as issuer, entered into the December 2015 Purchase Agreement with the purchasers named therein.  The December 2015 Purchase Agreement provides for the future private placement of $100 million of senior unsecured notes, maturing January 5, 2023, with a fixed annual interest rate of 3.98%. The notes are expected to be issued on or around December 15, 2015, subject to conditions set forth in the December 2015 Purchase Agreement.

Interest on the notes will be payable semiannually in arrears. The Borrower will be permitted to prepay at any time all, or from time to time any part of, the outstanding notes, in the amount not less than 5% of the aggregate principal amount of the notes then outstanding at a price equal to the sum of (i) 100% of the principal amount so prepaid and (ii) the Make-Whole Amount (as defined in the December 2015 Purchase Agreement). The Make-Whole Amount is equal to the excess, if any, of the discounted value of the remaining scheduled payments with respect to the notes being prepaid over the amount of such notes.

The December 2015 Purchase Agreement contains financial covenants substantially similar to the financial covenants contained in the Company’s unsecured credit facility, plus a minimum interest coverage ratio of 150%.  Subject to the terms of the December 2015 Purchase Agreement and the notes, upon certain events of default, including, but not limited to, (i) a default in the payment of any principal, Make-Whole Amount, as discussed above, or interest under the notes, and (ii) a default in the payment of certain other indebtedness of the Borrower, the Company or their subsidiaries, the principal and accrued and unpaid interest and the Make-Whole Amount on the outstanding notes will become due and payable at the option of the holders.

The Company and certain of its subsidiaries will guarantee the obligations under the notes.

The Borrower intends to use the net proceeds from the issuance of the notes to repay amounts outstanding under the Company’s unsecured credit facility and for general corporate purposes, including funding future acquisitions. The notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The Borrower offered and sold the notes in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The foregoing description of the December 2015 Purchase Agreement and the notes does not purport to be complete and is qualified in its entirety by reference to the December 2015 Purchase Agreement (including the form of note), a copy of which has been filed as Exhibit 10.1 to this report and is incorporated in this Item 1.01 by reference.

Amendments to April Purchase Agreement and December 2014 Purchase Agreement

On December 1, 2015, the Company and the Borrower entered into (i) the Second Amendment to the April Purchase Agreement, which amends the note purchase agreement, dated as of April 16, 2014, among the Company, as guarantor, the Borrower, as issuer, and the purchasers named therein, and (ii) the Amendment to the December 2014 Purchase Agreement, which amends the note purchase agreement, dated as of December 18, 2014, among the Company, as guarantor, the Borrower, as issuer, and the purchasers named therein.  The Second Amendment to the April Purchase Agreement and the Amendment to the December 2014 Purchase Agreement amend certain provisions to conform them to the provisions in the December 2015 Purchase Agreement.

The foregoing description of the Second Amendment to the April Purchase Agreement and the Amendment to the December 2014 Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the amendments, copies of which have been filed as Exhibits 10.2 and 10.3 to this report and are incorporated in this Item 1.01 by reference.

ITEM 2.03.                               CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

ITEM 9.01.                               FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
10.1	Note Purchase Agreement, dated as of December 1, 2015, among STAG Industrial Operating Partnership, L.P., STAG Industrial, Inc. and the purchasers named therein.
10.2	Second Amendment to Note Purchase Agreement, dated as of December 1, 2015, among STAG Industrial Operating Partnership, L.P., STAG Industrial, Inc. and the noteholders named therein.
10.3	First Amendment to Note Purchase Agreement, dated as of December 1, 2015, among STAG Industrial Operating Partnership, L.P., STAG Industrial, Inc. and the noteholders named therein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

Dated: December 4, 2015	By:	/s/ Jeffrey M. Sullivan
Jeffrey M. Sullivan
Executive Vice President, General Counsel And Secretary

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Note Purchase Agreement, dated as of December 1, 2015, among STAG Industrial Operating Partnership, L.P., STAG Industrial, Inc. and the purchasers named therein.
10.2	Second Amendment to Note Purchase Agreement, dated as of December 1, 2015, among STAG Industrial Operating Partnership, L.P., STAG Industrial, Inc. and the noteholders named therein.
10.3	First Amendment to Note Purchase Agreement, dated as of December 1, 2015, among STAG Industrial Operating Partnership, L.P., STAG Industrial, Inc. and the noteholders named therein.

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